Exhibit 99.1

Safety Shot, Inc. Appoints CORE IR & PR for Investor Relations, Shareholder Communications and Public Relations Services

CORE IR & PR to support strategic communications in conjunction with corporate development and commercial activities

SCOTTSDALE, Ariz., Feb. 28, 2025 (GLOBE NEWSWIRE) — Safety Shot, Inc. (Nasdaq: SHOT) (“Safety Shot” or the “Company”), a leading wellness and dietary supplement company, today announces the appointment of CORE IR & PR, a leading investor relations, public relations, and corporate advisory firm, to assist the Company with investor relations, shareholder communications and public relations activities.

“We continue to optimize our external communications to ensure awareness within the investor public and consumers to drive understanding of our value to all stakeholders, said Jarrett Boon, Safety Shot CEO. “As Safety Shot continues its rapid growth trajectory, we value CORE IR’s experience and resources to help to position our leadership in a competitive market.”

CORE IR will focus on expanding market awareness for Safety Shot, conveying the company’s business model, market opportunity, and growth strategies to the institutional and retail investment communities, as well as with the public, at large. CORE IR, a boutique Investor and Public Relations and strategic advisory firm, specializes in leveraging the most effective investment, growth and exposure strategies for small to mid-sized publicly traded and privately held companies through an integrated approach to relationship development and corporate communications.

“We believe CORE IR is an optimal partner for Safety Shot, as our professionals across disciplines – investor engagement, public relations, and strategic advisory – have significant experience in both the healthcare and retail verticals. We look forward to working closely with the Safety Shot team to articulate what has already become an exciting growth story, which highlights an innovative and potentially game-changing product,” said Scott Gordon, CORE Co-Founder and President.

About Safety Shot, Inc.

Safety Shot, Inc., a wellness and dietary supplement company, has developed Sure Shot, the first patented wellness product on Earth that lowers blood alcohol content by supporting its metabolism, while boosting clarity, energy, and overall mood. Sure Shot is available for purchase online at www.sureshot.com, www.walmart.com and Amazon. The Company is introducing business-to-business sales of Sure Shot to distributors, retailers, restaurants, and bars throughout 2025.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to SHOT. All statements other than statements of historical facts contained in this press release, including statements regarding SHOT’s future results of operations and financial position, SHOT’s business strategy, prospective costs, timing and likelihood of success, plans and objectives of management for future operations, future results of current and anticipated operations of SHOT are forward-looking statements. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, but not limited to, risks relating to SHOT which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth economically and hire and retain key employees; costs; changes in applicable laws or regulations; the possibility that SHOT may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties, including those under “Risk Factors” in filings with the SEC made by SHOT. Moreover, SHOT operates in very competitive and rapidly changing environments. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond SHOT’s control, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements speak only as of the date they are made. None of SHOT gives any assurance that SHOT will achieve its expectations. Readers are cautioned not to put undue reliance on forward-looking statements, and except as required by law, SHOT assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Investor Relations

Phone: 561-244-7100

investors@drinksafetyshot.com